UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 3, 2018

CONVERGYS CORPORATION
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-14379 (Commission File Number)	31-1598292 (IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio (Address of principal executive offices)	45202 (Zip Code)

Registrant’s telephone number, including area code:  (513) 723-7000

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.

On October 3, 2018, Convergys Corporation (“Convergys”) held a special meeting of shareholders (the “Special Meeting”) at its offices in Cincinnati, Ohio. As of the close of business on August 31, 2018, the record date, there were 91,156,037 Convergys common shares, without par value (the “Common Shares”) issued, outstanding and eligible to vote at the Special Meeting. Convergys shareholders, who were collectively the holders of 71,027,922 Common Shares or 77.91% of the Common Shares entitled to vote, were present at the meeting in person or by proxy and constituted a quorum.

At the Special Meeting, the following proposals, each of which is described in detail in Convergys’ proxy statement on DEFM14A, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 28, 2018, were voted upon and approved by the following votes:

Proposal 1: To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of June 28, 2018, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 22, 2018, and as it may be amended from time to time (the “Merger Agreement”), by and among Convergys , SYNNEX Corporation, a Delaware corporation (“SYNNEX”), Delta Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of SYNNEX and Concentrix CVG Corporation, a Delaware corporation and a wholly owned subsidiary of SYNNEX, pursuant to which Delta Merger Sub I, Inc. will be merged with and into Convergys, and Convergys will continue as the surviving corporation and a wholly owned subsidiary of SYNNEX, and, immediately thereafter, Convergys will be merged with and into Concentrix CVG Corporation, and Concentrix CVG Corporation will continue as the surviving company and a wholly owned subsidiary of SYNNEX (the “Mergers”).

Convergys’ shareholders approved Proposal 1 by the following vote:

For	Against	Abstain
69,905,484	782,068	340,370

Proposal 2: To consider and vote on a proposal to approve the adjournment from time to time of the Special Meeting if necessary to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement at the time of the Special Meeting or any adjournment or postponement thereof.

Convergys’ shareholders approved Proposal 2 by the following vote:

For	Against	Abstain
63,406,125	7,269,173	352,624

Although sufficient votes were received from Convergys’ shareholders to approve Proposal 2, no motion to adjourn was made because Proposal 1 was approved.

Proposal 3: To consider and vote on a proposal to approve, on an advisory (non-binding) basis, compensation that will or may be paid or provided by Convergys to its named executive officers in connection with the Mergers.

Convergys’ shareholders approved Proposal 3 by the following vote:

For	Against	Abstain
66,827,997	3,785,664	414,261

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Forward-Looking Statements

DISCLOSURE NOTICE:  This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 related to SYNNEX, Convergys and the proposed acquisition of Convergys by SYNNEX.  All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws.  These forward-looking statements involve uncertainties that could significantly affect the financial or operating results of Convergys, SYNNEX or the combined company.  These forward-looking statements may be identified by terms such as anticipate, believe, foresee, expect, intend, plan, may, will, could and should and the negative of these terms or other similar expressions.  Forward-looking statements in this report include, among other things, statements about the potential benefits of the proposed acquisition, including future financial and operating results, plans, objectives, expectations and intentions; the anticipated timing of closing of the acquisition; and the methods SYNNEX will use to finance the cash portion of the transaction.  In addition, all statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for shareholders, benefits of the proposed transactions to customers, vendors, employees, shareholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transaction — are forward-looking statements.  These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.  Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory) in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business, contractual and operational relationships; the unfavorable outcome of any legal proceedings that have been or may be instituted against SYNNEX, Convergys or the combined company; failure to protect proprietary or personally identifiable data against unauthorized access or unintended release; the ability to retain key personnel; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the capital stock of SYNNEX and Convergys, and on SYNNEX’ and Convergys’s operating results; significant transaction costs, fees, expenses and charges; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; the financing of the transaction; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments.

A further description of risks and uncertainties relating to SYNNEX and Convergys can be found in their respective most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov.

Neither SYNNEX nor Convergys assumes any obligation to update the forward-looking statements contained in this report as the result of new information or future events or developments.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  October 3, 2018

CONVERGYS CORPORATION

By:	/s/ Andrew A. Farwig
Name: Andrew A. Farwig
Title Corporate Secretary

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